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                           AIM TAX-EXEMPT FUNDS, INC.

                            AIM TAX-EXEMPT CASH FUND
                        AIM TAX-FREE INTERMEDIATE SHARES
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                  SUPPLEMENT DATED FEBRUARY 12, 1996 TO THE
                PROSPECTUS DATED JULY 31, 1995, AS SUPPLEMENTED
          OCTOBER 19, 1995, NOVEMBER 17, 1995 AND DECEMBER 27, 1995

The seventh paragraph under the caption "AIM Tax-Exempt Bond Fund of Connecticut" on page 11 is revised by inserting a new sentence immediately following the fourth sentence in the paragraph, which new sentence reads in its entirety as follows: "For purposes of the foregoing percentage limitations, municipal bonds (i) which have been collateralized with U.S. Government securities held in escrow until the municipal securities' refunding date or final maturity, but (ii) which have not been re-rated by a NRSRO, will be treated by the Fund as the equivalent of Aaa/AAA rated securities."

The third paragraph under the caption "Purchases at Net Asset Value" on page A-6 is revised by changing item (h) to read in its entirety as follows: "(h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services."

The fourth paragraph under the caption "Purchases at Net Asset Value" on page A-6 is revised by deleting the word "or" before item (3), and inserting the following after item (3): ", or (4) all of the plan's transactions are executed through a single omnibus account per fund."